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                                                                EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


        As independant public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated January 25, 1995 included in the Registrant's Annual Report on Form 10-K for the year ended December 31, 1994 and to all references to our firm included in this Registration Statement.



                            /s/ Arthur Andersen LLP
                            -----------------------------------
                            Arthur Andersen LLP



Boston, Massachusetts
April 26, 1995


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